                                                                      EXHIBIT 24

                            APOGENT TECHNOLOGIES INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----
/s/ Frank H. Jellinek, Jr.                     President and Chief Executive Officer and Director
-------------------------------------          (principal executive officer of the registrant)
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Executive Vice President-Finance, Chief Financial
-------------------------------------          Officer and Treasurer (principal financial officer and
Jeffrey C. Leathe                              principal accounting officer of the registrant)

/s/ Don H. Davis, Jr.                          Director
-------------------------------------
Don H. Davis, Jr.

/s/ Christopher L. Doerr                       Director
-------------------------------------
Christopher L. Doerr

/s/ Stephen R. Hardis                          Director
-------------------------------------
Stephen R. Hardis

/s/ R. Jeffrey Harris                          Director
-------------------------------------
R. Jeffrey Harris

/s/ William U. Parfet                          Director
-------------------------------------
William U. Parfet

/s/ Joe L. Roby                                Director
-------------------------------------
Joe L. Roby

/s/ Richard W. Vieser                          Director
-------------------------------------
Richard W. Vieser

/s/ Kenneth F. Yontz                           Director
-------------------------------------
Kenneth F. Yontz

* Each of these signatures is affixed as of May 31, 2001.

                             APOGENT FINANCE COMPANY

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Jeffrey C. Leathe                          President and Treasurer (principal executive officer,
-------------------------------------          principal financial officer and principal accounting
Jeffrey C. Leathe                              officer of the registrant)

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson


* Each of these signatures is affixed as of May 31, 2001.

                              APPLIED BIOTECH, INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Craig Tuttle                               President (principal executive officer of the registrant)
-------------------------------------
Craig Tuttle

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Dale Hill                                  Controller (principal accounting officer of the registrant)
-------------------------------------
Dale Hill

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                        BARNSTEAD THERMOLYNE CORPORATION

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Duncan Ross                                President (principal executive officer of the registrant)
-------------------------------------
Duncan Ross

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Brenda K. Hoefler                          Vice President-Finance (principal accounting officer of
-------------------------------------          the registrant)
Brenda K. Hoefler

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                                BIOROBOTICS, INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Gary E. Nelson                             President (principal executive officer of the registrant)
-------------------------------------
Gary E. Nelson

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ John L. Stowell                            Vice President-Finance (principal accounting officer of
-------------------------------------          the registrant)
John L. Stowell

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                          CHASE SCIENTIFIC GLASS, INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Stephen Munzer                             President (principal executive officer of the registrant)
-------------------------------------
Stephen Munzer

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ David Bales                                Vice President-Finance (principal accounting officer of
-------------------------------------          the registrant)
David Bales

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                         CONSOLIDATED TECHNOLOGIES, INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Yuh-geng Tsay                              President (principal executive officer of the registrant)
-------------------------------------
Yuh-geng Tsay

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Linda M. Lechner                           Controller (principal accounting officer of the registrant)
-------------------------------------
Linda M. Lechner

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                             ERIE SCIENTIFIC COMPANY

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Mark F. Stuppy                             President (principal executive officer of the registrant)
-------------------------------------
Mark F. Stuppy

/s/ Jeffrey C. Leathe                          Executive Vice President and Treasurer (principal
-------------------------------------          financial officer of the registrant)
Jeffrey C. Leathe

/s/ Gerald Prior                               Controller (principal accounting officer of the registrant)
-------------------------------------
Gerald Prior

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                     ERIE SCIENTIFIC COMPANY OF PUERTO RICO

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Frank H. Jellinek, Jr.                     President (principal executive officer of the registrant)
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Gerald Prior                               Controller (principal accounting officer of the registrant)
-------------------------------------
Gerald Prior

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                             ERIE UK HOLDING COMPANY

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Jeffrey C. Leathe                          President and Treasurer (principal executive officer,
-------------------------------------          principal financial officer and principal accounting
Jeffrey C. Leathe                              officer of the registrant)

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                        EVER READY THERMOMETER CO., INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Jeffrey C. Leathe                          President and Treasurer (principal executive officer and
-------------------------------------          principal financial officer of the registrant)
Jeffrey C. Leathe

/s/ Vito LiLoia                                Accounting Manager (principal accounting officer of the
-------------------------------------          registrant)
Vito LiLoia

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                                  GENEVAC INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Harry Cole                                 President (principal executive officer of the registrant)
-------------------------------------
Harry Cole

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Debra Hall                                 General Manager (principal accounting officer of the
-------------------------------------          registrant)
Debra Hall

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                           LAB-LINE INSTRUMENTS, INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Timothy B. Weiss                           President (principal executive officer of the registrant)
-------------------------------------
Timothy B. Weiss

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Philip T. Reid                             Controller (principal accounting officer of the registrant)
-------------------------------------
Philip T. Reid

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                             LAB VISION CORPORATION

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Glenn K. Takayama                          President (principal executive officer of the registrant)
-------------------------------------
Glenn K. Takayama

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Brian Wood                                 Chief Financial Officer (principal accounting officer of
-------------------------------------          the registrant)
Brian Wood

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                         MATRIX TECHNOLOGIES CORPORATION

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Gary E. Nelson                             President (principal executive officer of the registrant)
-------------------------------------
Gary E. Nelson

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ John L. Stowell                            Chief Financial Officer (principal accounting officer of
-------------------------------------          the registrant)
John L. Stowell

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                             MICROGENICS CORPORATION

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Yuh-geng Tsay                              President (principal executive officer of the registrant)
-------------------------------------
Yuh-geng Tsay

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Linda M. Lechner                           Vice President Administration and Chief Financial
-------------------------------------          Officer (principal accounting officer of the registrant)
Linda M. Lechner

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                           MOLECULAR BIOPRODUCTS, INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Robert Arnold                              President (principal executive officer of the registrant)
-------------------------------------
Robert Arnold

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Angela M. Egner                            Controller (principal accounting officer of the registrant)
-------------------------------------
Angela M. Egner

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                      NALGE NUNC INTERNATIONAL CORPORATION

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Verner Andersen                            Chief Executive Officer (principal executive officer of
-------------------------------------          the registrant)
Verner Andersen

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Jean C. Mucenski                           Vice President - Finance (principal accounting officer of
-------------------------------------          the registrant)
Jean C. Mucenski

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                           NATIONAL SCIENTIFIC COMPANY

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Craig M. Jack                              President (principal executive officer of the registrant)
-------------------------------------
Craig M. Jack

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Jean C. Mucenski                           Vice President - Finance (principal accounting officer of
-------------------------------------          the registrant)
Jean C. Mucenski

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                           THE NAUGATUCK GLASS COMPANY

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Harold A. Racevicius                       President (principal executive officer of the registrant)
-------------------------------------
Harold A. Racevicius

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Harry X. Cashin, III                       Director of Finance (principal accounting officer of the
-------------------------------------          registrant)
Harry X. Cashin, III

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                          NERL DIAGNOSTICS CORPORATION

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Donald H. McGlory, Jr.                     President (principal executive officer of the registrant)
-------------------------------------
Donald H. McGlory, Jr.

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Douglas Fisher                             Controller/Operations Manager (principal accounting officer of the
-------------------------------------          registrant)
Douglas Fisher

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                          OWL SEPARATION SYSTEMS, INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Stephen Norton                             President (principal executive officer of the registrant)
-------------------------------------
Stephen Norton

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Keith Blessington                          Manager of Accounting (principal accounting officer of the
-------------------------------------          registrant)
Keith Blessington

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                                   REMEL INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Susan Garay                                President (principal executive officer of the registrant)
-------------------------------------
Susan Garay

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Rick Bradshaw                              Director of Finance (principal accounting officer of the
-------------------------------------          registrant)
Rick Bradshaw

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                        RICHARD-ALLAN SCIENTIFIC COMPANY

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Peter Scheu                                President (principal executive officer of the registrant)
-------------------------------------
Peter Scheu

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Brian Wood                                 Vice President - Finance (principal accounting officer of
-------------------------------------          the registrant)
Brian Wood

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                         ROBBINS SCIENTIFIC CORPORATION

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Paul B. Robbins                            President (principal executive officer of the registrant)
-------------------------------------
Paul B. Robbins

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Cheryle Peikert                            Controller (principal accounting officer of the registrant)
-------------------------------------
Cheryle Peikert

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

*Each of these signatures is affixed as of May 31, 2001.

                          SAMCO SCIENTIFIC CORPORATION

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Mark F. Stuppy                             President (principal executive officer of the registrant)
-------------------------------------
Mark F. Stuppy

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Harry Manoushagian                         Controller (principal accounting officer of the registrant)
-------------------------------------
Harry Manoushagian

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                             SYBRON TRANSITION CORP.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Frank H. Jellinek, Jr.                     President (principal executive officer of the registrant)
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Vice President and Treasurer (principal financial officer
-------------------------------------          and principal accounting officer of the registrant)
Jeffrey C. Leathe

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.

                         VACUUM PROCESS TECHNOLOGY, INC.

         Power of Attorney. Each person whose signature appears below constitutes and appoints, Frank H. Jellinek, Jr., Jeffrey C. Leathe and Michael
K. Bresson, and each of them, his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.*

           Signature                                   Title
           ---------                                   -----

/s/ Steve Eriksson                             President (principal executive officer of the registrant)
-------------------------------------
Steve Eriksson

/s/ Jeffrey C. Leathe                          Treasurer (principal financial officer of the registrant)
-------------------------------------
Jeffrey C. Leathe

/s/ Thomas Lawler                              Controller (principal accounting officer of the registrant)
-------------------------------------
Thomas Lawler

/s/ Frank H. Jellinek, Jr.                     Director
-------------------------------------
Frank H. Jellinek, Jr.

/s/ Jeffrey C. Leathe                          Director
-------------------------------------
Jeffrey C. Leathe

/s/ Michael K. Bresson                         Director
-------------------------------------
Michael K. Bresson

* Each of these signatures is affixed as of May 31, 2001.